SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 5, 2001

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(704) 386-5000
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.
     On May 30, 2001, a Committee of the Board of Directors of the Registrant (the "Committee") approved the implementation of a new series under the Registrant=s medium-term note program, pursuant to which certain officers of the Registrant may cause the Registrant to issue from time to time up to $3,000,000,000 aggregate principal amount of medium-term notes, which may be senior debt securities, designated as the Senior Medium-Term Notes, Series I (the "Senior Medium-Term Notes") or subordinated debt securities, designated as the Subordinated Medium-Term Notes, Series I (the "Subordinated Medium-Term Notes" and, together with the Senior Medium-Term Notes, the "Medium-Term Notes"), or any combination thereof, and may establish the price, terms and conditions and the specific method of distribution of the Medium-Term Notes. The resolutions of the Committee are included as Exhibit 99.1 hereto.

     The Senior Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995, between NationsBank Corporation, precedessor to the Registrant ("NationsBank") and The Bank of New York (successor in interest to U.S. Bank Trust of New York, National Association, as successor trustee to BankAmerica National Trust Company), (the "Senior Trustee"), as supplemented by a First Supplemental Indenture dated September 18, 1998 and a Second Supplemental Indenture dated as of May 7, 2001. The Subordinated Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995 between the Registrant and The Bank of New York, as trustee, as supplemented by a First Supplemental Indenture dated August 28, 1998.

     The Registrant entered into a distribution agreement dated as of June 5, 2001 with the agents named therein (the "Distribution Agreement"), the terms of which will govern sales of the Medium-Term Notes. The Medium-Term Notes are described generally in the Prospectus dated August 5, 1999, constituting a part of Registration Statements Nos. 333-51367 and 333-83503, as supplemented by a Prospectus Supplement dated June 5, 2001 The Distribution Agreement is included as Exhibit 1.1 hereto.

     The Medium-Term Notes are unsecured debt securities which have been registered on Form S-3 with the Securities and Exchange Commission as follows: (i) $616,946,091 under the Series H Medium-Term Note program established under Registration Statement No. 333-51367, which represents all remaining unissued securities covered by such registration statement, and (ii) $2,383,053,909 under Registration Statement No. 333-83503, which will leave $8,266,946,091 of unallocated common stock, preferred stock or debt securities which may be issued under such registration statement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

              EXHIBIT NO.                           DESCRIPTION OF EXHIBIT

                      1.1                            Distribution Agreement dated June 5, 2001 with
                                                         respect to the offering of the Medium-Term Notes

                      4.1                            Indenture dated as of January 1, 1995
                                                        between NationsBank Corporation and
                                                        BankAmerica National Trust Company,
                                                        as trustee, incorporated herein by
                                                        reference to Exhibit 4.1 of the Registrant's
                                                        Registration Statement on Form S-3, as
                                                        amended, Registration No. 33-57533

                   4.2                               Successor Trustee Agreement effective
                                                        December 15, 1995, between NationsBank
                                                        Corporation and First Trust of New York,
                                                        National Association (now U.S. Bank
                                                        Trust National Association), as successor
                                                         trustee to BankAmerica National Trust
                                                         Company (the "Senior Trustee") incorporated
                                                         herein by reference to Exhibit 4.2 of
                                                         the Registrant's Registration Statement
                                                         on Form S-3 Registration No. 333-7229

                    4.3                               First Supplemental Indenture dated as of
                                                         September 18, 1998 among NationsBank
                                                         Corporation, NationsBank (DE) Corporation
                                                         and the Senior Trustee, as Trustee, incorporated
                                                         herein by reference by Exhibit 4.3 of the Registrant's
                                                         8-K filed on November 18, 1998

                    4.4                               Second Supplemental Indenture dated as
                                                         of May 7, 2001 among the Registrant and
                                                         the Senior Trustee, as Trustee

                   4.5                                Form of Senior Medium-Term Note, Series
                                                         I (Fixed Rate)

                   4.6                                Form of Senior Medium-Term Note, Series
                                                         I (Floating Rate)

                   4.7                                Form of Senior Medium-Term Note,
                                                         Series I (Indexed Note)

                  4.8                                 Indenture dated as of January 1, 1995 between
                                                         NationsBank Corporation and The Bank of
                                                         New York, as trustee (the "Subordinated
                                                         Trustee"), incorporated herein by reference to
                                                         Exhibit 4.5 of the Registrant's Registration Statement
                                                         on Form S-3, as amended, Registration No. 33-57533

                    4.9                               First Supplemental Indenture dated as of
                                                         August 28, 1998 among NationsBank
                                                         Corporation, NationsBank (DE)
                                                         Corporation and the Subordinated Trustee
                                                          incorporated herein by reference to Exhibit 4.7
                                                          of the Registrant's Current Report on
                                                          Form 8-K, filed November 18, 1998

                    4.10                              Form of Subordinated Medium-Term Note,
                                                          Series I (Fixed Rate)

                    4.11                              Form of Subordinated Medium-Term Note,
                                                          Series I (Floating Rate)

                      5.1                             Opinion of Smith Helms Mulliss & Moore, L.L.P.
                                                         as to the legality of the securities.

                    23.1                             Consent of Smith Helms Mulliss & Moore, L.L.P.
                                                         (included in Exhibit 5.1)

                    99.1                             Resolutions of a Committee appointed by the
                                                         Board of Directors dated May 30, 2001 with
                                                         respect to the terms of the offering of the
                                                         Medium-Term Notes

                                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         BANK OF AMERICA CORPORATION

                                                                         By:
                                                                                        CHARLES M. BERGER
                                                                                        Deputy General Counsel

Dated: June ___, 2001

EXHIBIT INDEX

                  EXHIBIT NO.                            DESCRIPTION OF EXHIBIT

                        1.1                             Distribution Agreement dated June 5, 2001 with
                                                           respect to the offering of the Medium-
                                                           Term Notes

                       4.1                               Indenture dated as of January 1, 1995
                                                            between NationsBank Corporation and
                                                            BankAmerica National Trust Company,
                                                            as trustee, incorporated herein by
                                                            reference to Exhibit 4.1 of the Registrant's
                                                            Registration Statement on Form S-3, as
                                                            amended, Registration No. 33-57533

                      4.2                                Successor Trustee Agreement effective
                                                             December 15, 1995, between NationsBank
                                                            Corporation and First Trust of New York,
                                                            National Association (now U.S. Bank
                                                            Trust National Association), as successor
                                                            trustee to BankAmerica National Trust
                                                            Company (the "Senior Trustee") incorporated
                                                             herein by reference to Exhibit 4.2 of
                                                             the Registrant's Registration Statement
                                                             on Form S-3 Registration No. 333-7229

                      4.3                                 First Supplemental Indenture dated as of
                                                             September 18, 1998 among NationsBank
                                                             Corporation, NationsBank (DE) Corporation
                                                             and the Senior Trustee, as Trustee,
                                                             incorporated herein by reference to Exhibit 4.3
                                                             of the Registrant's Current Report on Form 8-K
                                                              filed November 18, 1998

                       4.4                                 Second Supplemental Indenture dated as of
                                                              May 7, 2001 between the Registrant and the
                                                              Senior Trustee, as Trustee

                       4.5                                  Form of Senior Medium-Term Note, Series
                                                               I (Fixed Rate)

                       4.6                                   Form of Senior Medium-Term Note, Series
                                                                I (Floating Rate)

                       4.7                                   Form of Senior Medium-Term Note,
                                                                Series I (Indexed Note)

                       4.8                                   Indenture dated as of January 1, 1995
                                                                between NationsBank Corporation and
                                                                The Bank of New York, as trustee (the
                                                                 "Subordinated Trustee"), incorporated
                                                                 herein by reference to Exhibit 4.5 of the
                                                                 Registrant's Registration Statement on
                                                                 Form S-3, as amended, Registration No. 33-57533

                         4.9                                  First Supplemental Indenture dated as of
                                                                 August 28, 1998 among NationsBank
                                                                 Corporation, NationsBank (DE) Corporation
                                                                  and the Subordinated Trustee,
                                                                  incorporated herein by reference to
                                                                  Exhibit 4.7 of the Registrant's Current
                                                                  Report on Form 8-K, filed November 18, 1998

                         4.10                                  Form of Subordinated Medium-Term Note,
                                                                   Series H (Fixed Rate)

                         4.11                                  Form of Subordinated Medium-Term Note,
                                                                   Series H (Floating Rate)

                           5.1                                  Opinion of Smith Helms Mulliss & Moore, L.L.P.
                                                                   as to the legality of the securities.

                         23.1                                  Consent of Smith Helms Mulliss & Moore, L.L.P.
                                                                    (included in Exhibit 5.1)

                         99.1                                   Resolutions of a Committee appointed by
                                                                    the Board of Directors dated May 30, 2001
                                                                    with respect to the terms of the offering of
                                                                    the Medium-Term Notes